M-WISE, INC.

                         ISRAEL SHARE OPTION PLAN (2001)

                                OPTION AGREEMENT


made and entered into on the __ day of ______, 2004

Between

       M-WISE, INC.
                                                                 (the "COMPANY")

and

------------------

------------------

     ISRAEL

                                                                (the "EMPLOYEE")


WHEREAS: The Employee is an employee of the Company and/or of a subsidiary and/or of an affiliated company of the Company (each a "RELATED COMPANY" and collectively, "RELATED COMPANIES"); and

WHEREAS: The Company desires to grant the Employee options to purchase shares in the Company and/or issue to the Employee shares in the Company and the Employee is interested in receiving the aforesaid options and/or purchasing the aforesaid shares, all in accordance with and subject to the Company's Israel Share Option Plan
               (2001), as amended from time to time, and the annexes thereto (the "PLAN") and the provisions of this Agreement, and their intention is that the provisions of Section 102 of the Ordinance and the Rules shall not apply to the shares issued and/or options granted; and

WHEREAS:       The Employee has read the Plan and wishes to be bound thereby.


NOW, THEREFORE, it is agreed as follows:

1.     PREAMBLE; DEFINITIONS

       The preamble to this Agreement is the basis and constitutes an integral part thereof. Any term not defined herein shall have the meaning ascribed thereto in the Plan.


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2. APPLICATION OF THE PROVISIONS OF THE PLAN

       2.1 The Employee hereby confirms that he or she has carefully read the Plan and that he or she acknowledges and agrees to all of the provisions, conditions, limitations, authorizations, declarations and commitments included therein.

       2.2 The Employee declares and agrees that this Agreement and the Plan prevail over any previous agreement, arrangement and/or understanding, whether written or oral between the Employee and the Company and/or any Related Company or the officers and/or directors and/or the stockholders thereof with respect to the matters herein included, and that any agreement, arrangement and/or understanding as aforesaid are null and void and of no further force or effect.

       2.3 Except and to the extent otherwise expressly provided for herein, all of the provisions, conditions, limitations and declarations included and specified in the Plan, as shall be amended from time to time, are hereby incorporated herein by reference and constitute an integral part of this Agreement and of the Employee's commitments hereunder, PROVIDED, THAT no amendment or modification of the Plan may, without the consent of the Employee, adversely affect the rights of the Employee pursuant to this Agreement. Except and to the extent otherwise expressly provided for herein, nothing in this Agreement shall derogate from anything contained in the Plan.

       2.4 A copy of the Plan is attached hereto and constitutes an integral part hereof.


3.     GRANT OF OPTION; VESTING

       3.1 Subject to this Agreement and the Plan, the Company shall grant to the Employee an option to purchase ___ shares of Common Stock of the Company, par value $0.0017 each (the "SHARES") at an exercise price of $_______ per share (the "OPTION"), at the time and in the manner hereinafter provided.

              The term of the Option shall be 8 years from _____________, or such shorter period as is prescribed in Section 3.3 below.

       3.2 Subject to the provisions of Section 3.3 below, the Option may exercised by the Employee, in whole or in part, according to the following vesting schedule:

              __% of the Shares subject to the Option shall vest _______ (___) months after _______, additional __% of the Shares subject to the Option shall vest _________ (__) months following such date; additional __% of the Shares subject to the Option shall vest ________ (__) months after such date; and additional __% of the Shares subject to the Option shall vest ________ (__) months after such date, subject to the Employee's continuing employment with the Company or any Related Company on such dates.

       3.3 The consideration for the exercise of the Option shall be paid on the date of the exercise of the Option. The Option shall be exercisable by the Employee in progressive stages on the exercise dates as aforesaid, but in no event may the Optionee exercise this Option after the term as provided for in Section 3.1 above and PROVIDED THAT the Employee shall have been continuously employed by the Company and/or a Related Company, from __________ until such date of exercise.



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              In the event of termination of the Employee's employment by the
              Company and/or a Related Company for any reason other than for Cause (as such term is defined in Section 7.7 of the Plan) and subject to the provisions of Section 7.7 of the Plan, prior to the complete exercise of the Option, the Employee may exercise the Option within thirty (30) days following the earlier of such termination or notice of termination, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as prescribed in this Agreement).

              Notwithstanding any of the abovementioned, in the event that the employment of the Employee with the Company and/or a Related Company is terminated for Cause, any unexercised portion of the Option shall immediately expire and be of no further force or effect upon the earlier of such termination or notice of termination.

4.     NON ASSIGNABILITY

       The Employee's rights hereunder are subject to the Plan and are personal and not transferable (other than pursuant to the laws of inheritance), and may not be made subject to any pledge, lien, attachment or other charge whether voluntary or by law, and no power of attorney or a transfer deed shall be given in respect thereof, whether it is to be effective immediately or in the future, whether directly or indirectly, and any such transfer shall be null and void. During the lifetime of the Employee the Option may only be exercised by the Employee.

       The Employee acknowledges and hereby agrees that, in addition to the limitations on transferability of the Shares pursuant to the Company's incorporation documents, as shall be in effect from time to time, the Employee's shares in the Company shall not be transferable without the prior approval of the Board in a specific case or generally, which approval may be withheld at its absolute discretion and in any event, the Employee's shares in the Company shall be transferable only in accordance with the Company's incorporation documents.


5.     EMPLOYEE REPRESENTATIONS, WARRANTIES AND COVENANTS

       Without derogating in any manner from the provisions of the Plan or this Agreement, the Employee hereby represents, warrants, agrees and undertakes as follows:

       5.1 The Shares, if and when purchased, are being purchased for the Employee's own account for investment purposes only and not with a view for resale or transfer, and that all the rights pertaining to the Shares, by law or equity, shall be purchased and possessed by the Employee for the Employee exclusively.

       5.2 That he or she acknowledges that the Company's shares are not publicly traded and understands that the Company bears no responsibility and has made no commitment to register its shares or the Option or Shares allotted to the Employee, for trading or to offer its shares to the public in any manner.

       5.3 The Employee acknowledges and agrees that no income or gain which the Employee may be credited with or which purports to be credited to the Employee as a result of the grant of the Option, the issue of the Shares to the Employee or the sale thereof, if any, shall in any manner be taken into account in the calculation of the basis for the Employee's entitlements from the Company or any Related Company or in the calculation of any social welfare right or other rights or benefits arising out of the employee/employer relationship, including without limitation, social security, manager's insurance, educational fund, pension funds, severance pay, holiday pay, etc.

              In the event that the Company and/or any Related Company shall be required, pursuant to any law, to take into account for purposes of calculating any such benefits, any of the aforesaid elements of income or gain actually or theoretically credited to the Employee, the Employee shall promptly indemnify the Company and/or any Related Company against any expense caused to it in this regard, and any such amount shall be deemed a debt of the Employee to the Company and/or any Related Company, which may be deducted or set off from any amounts payable to the Employee.

       5.4 The Employee acknowledges that nothing in this Agreement and/or in the Plan shall be interpreted as a commitment and/or an agreement by the Company and/or any Related Company to employ the Employee, whether for a certain period or otherwise, and that nothing in this Agreement and/or the Plan or any option granted pursuant hereto or thereto shall be interpreted as conferring upon the Employee any right to continue in the employment of the Company or any Related Company or as obliging the Company or any Related Company to employ the Employee or as restricting the rights of the Company and/or any Related Company to terminate the Employee's employment, at any time, at its sole discretion and in accordance with law. The Employee shall have no claim whatsoever against the Company and/or any Related Company as a result of the termination of his or her employment, even if such termination causes the Option or any other options, in whole or in part, to expire and/or prevents him or her from exercising the Option in whole or in part and/or from receiving or retaining the Shares pursuant hereto or to any other agreement between him or her and the Company, or results in any loss due to any imposition of tax liability (including any early imposition) pursuant to applicable law.

       5.5 The Employee acknowledges that the grant of the Option and the issue of the Shares, the execution of this Agreement and the Employee's participation in the Plan shall have tax consequences to the Employee, and that the Company is not able to ensure or represent to the Employee the nature and extent of such tax consequences.

              The Employee acknowledges and agrees that pursuant to the Plan, the Employee shall be liable to pay all taxes, of every nature, including duties, fines and any other payment which may be imposed by the tax authorities, whether in Israel or abroad, and all expenses arising out of the Plan, including every obligatory payment of whatever source in respect of the Option, the Shares (including, without limitation, upon the exercise of the Option, the sale of the Shares or the registration of the Shares in the Employee's name) or dividends or any other benefit in respect thereof, and/or all other charges which may accrue to the Employee, the Company or any Related Company in connection with the Plan. Furthermore, the Employee acknowledges that the Employee shall not have, and the Employee hereby waives, any complaint and/or cause of action the same has or shall have in the future against the Company or any Related Company in any way connected to any taxation resulting from the grant of the Option, the exercise thereof, the sale of Shares by the Employee and/or any other matter which is in any manner whatsoever connected to the Option, the Shares and/or the participation of the Employee in the Plan.

              The Employee further acknowledges and agrees that, without derogating from the Employee's obligation to pay all taxes payable with respect to the Option and the Shares, the Company and/or any Related Company shall at their absolute sole discretion be entitled, to deduct at source from all the payments due to the Employee, including dividends, consideration for the sale of shares or from any other source, any tax payments due to the tax authorities in respect of the Option or the Shares pursuant to any law.

       5.6 The Employee acknowledges that he or she is aware of, and clearly understands that the Shares have certain restrictions and limitations as set forth in the Company's incorporation documents, the Plan and this Agreement, each as amended form time to time, and that, as a result, inter alia, of these limitations, it may be difficult or impossible for the Employee to realize his or her investment and/or to sell or otherwise transfer the Shares.

       5.7 In the event that the Company's incorporation documents, now or at any time hereafter, provide for a right of first refusal to purchase shares of the Company which are offered for sale by other stockholders of the Company and/or a pre-emptive right to purchase shares which are being allotted or shall in the future be allotted by the Company, the Employee hereby waives such rights.

       5.8 The Employee shall have none of the rights of a stockholder of the Company for as long as the Option has not been exercised in accordance with the provisions of the Plan and this Agreement and once exercised, for as long as the Shares have not been registered in the Employee's name in the Company's register of members.

       5.9 The Employee shall provide, at the Company's request, any certificate, declaration or other document and shall perform any full act which the Company shall consider to be necessary or desirable pursuant to any law, whether local or foreign (including any undertaking on the part of the grantee not to sell his or her shares of the Company during any period which shall be required by an underwriter (lock up period) or investment bank or advisor of the Company for the purpose of any share issue whether private or public and including any certificate or agreement which the Company shall require, if any, from the Employee as a member of a class of stockholders), or any certificate, declaration or other document the obtaining of which shall be deemed by the Board to be appropriate or necessary for the purpose of raising capital for the Company, of merging the Company with another company (whether the Company is the surviving entity or not), of the registration or offering of the Company's stock for sale to the public, or of reorganization of the Company, including, in the event of a consolidation or merger of the Company or any sale, lease, exchange or other transfer of all or substantially all of the assets or shares of the Company, the sale or exchange, as the case may be, of any shares or rights to purchase shares the Employee may have purchased or been granted hereunder all as shall be deemed necessary or desirable by the Board.

       5.10 The Employee has received a copy of the Plan, has examined it, and acknowledges and agrees to all the provisions and conditions thereof.

       5.11 The Employee has extensive knowledge of the Company and its activities, and is aware that the Company operates in a sophisticated, high tech and high risk sector, and that the market thereof is restricted and highly competitive, and that the exercise of the Option constitutes an economic risk. The Employee undertakes that he or she shall not have any claim against the Company and/or any Related Company or any of its or their officers, employees, stockholders or advisors if the Employee's investment in the Shares shall fail or for the payment of any tax due or for any other reason.


6.     TAXES; INDEMNIFICATION

       6.1 The Employee hereby covenants to bear all tax obligations, levies, fines and other payments concerning the Employee which shall be imposed by the tax authorities (whether in Israel or abroad) and any other obligation from whatever source including but no limited to the obligations of the Employee and/or the Company and/or any Related Company arising out of the Plan (including, without limitation, granting of the Option, exercise of the Option, issue of the Shares and the sale thereof by the Employee). Without derogating from the generality of the aforesaid, the Employee's obligations in this regard shall include, income tax, stamp tax, employer's tax, capital gains tax, social security insurance and any other tax, levy or payment which the Employee or the Company and/or any Related Company is or shall be obliged to pay because of the Option or the Shares (including deductions at source which the Company is or shall be obliged to make for tax imposed upon the Employee) and the Employee shall indemnify the Company and/or any Related Company for every charge or payment as aforesaid, which may be deducted or set off from any amounts payable to the Employee.

       6.2 Subject to the provisions of the Plan, the Employee hereby covenants to pay the Company promptly upon its first request in writing, any sum for which it is are responsible (or, in the Board's opinion, it might be responsible for), and which is payable by the Employee as set forth in Section 6.1 hereof to the income tax authorities and/or any other governmental or administrative authority, whether in Israel or abroad (including for deduction of tax at source) pursuant to the Plan, and/or in respect of the Employee's participation in the Plan. The Employee covenants to promptly indemnify the Company and/or any Related Company for any charge or payment as aforesaid, which may be deducted or set off from any amounts payable to the Employee.

7. AMENDMENTS TO THE PLAN AND/OR REPLACEMENT THEREOF

       The Employee acknowledges, agrees and confirms that the Plan may be amended as provided for therein and the Employee hereby agrees and covenants not to raise any objection to any such amendment as aforesaid and that the Employee shall sign any document which according to the Company is necessary or desirable in order to give full force and effect to the amendment of the Plan. The Employee understands that any amendment to the Plan or any document connected to the Plan, shall bind him or her as if he or she were a party thereto, PROVIDED, that no amendment or modification of the Plan may, without the consent of the Employee, adversely affect the rights of the Employee pursuant to this Agreement.


8.     GOVERNING LAWS

       This Agreement shall be governed by and construed in accordance with the laws of the State of Israel and, subject to the provisions of Section 9 below, the competent courts in the Tel-Aviv district shall have exclusive jurisdiction with respect to any matter or conflict with respect thereto.


9.     DISPUTES

       As a condition of the granting of the Option, the Employee agrees that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Board, or any committee designated by the Board pursuant to the Plan, in its sole discretion and judgment and that any such determination and any interpretation by the Board or any such committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes. In making any such determination or interpretation the Board or any such committee shall not be bound by the rules of procedure or evidence or substantive law and shall not be required to any reasons therefore.

10.    NOTICES AND/OR INSTRUCTIONS

       (a) Every notice and/or instruction required or permitted to be given pursuant to this Agreement shall be given in writing and shall be deemed to have been delivered on the date of its delivery to the addressee by hand; three (3) days after having been sent by registered mail; or one (1) day after been sent by facsimile or email, with confirmation of transmission. The parties' addresses for the purpose of this Section shall be, if a party hasn't communicated another address by a written notice ten (10) days in advance, as follows:

              The Company:          M-WISE, INC.
              10 Hasadnaot St.
              Herzliya 46728
              Israel

              The Employee:         _______________
                                    ISRAEL

       (b) A stamp or a receipt on behalf of the postal service which evidences the time of delivery of the notice shall constitute conclusive evidence as to the date of delivery and no party shall claim that a notice delivered as aforesaid has not been received by such party.





-------------------------                     -------------------------
             M-WISE, INC.                                     EMPLOYEE

                                              NAME: ___________________





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